UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 7, 2008

                          HEALTHCARE TECHNOLOGIES LTD.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

             Israel                     011-14129                    N/A
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

            2533 Windguard Circle, Suite 101
                 Wesley Chapel, Florida                       33544
        ----------------------------------------            ----------
        (Address of principal executive offices)            (Zip Code)

         Registrant's telephone number, including area code 813-929-4820

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

New York, NY, January 10, 2008 - Healthcare Technologies Ltd., (the "Company") today announced that it received a letter dated January 7, 2008 from the Staff of the Listing Qualifications Department (the "Staff Determination") of The NASDAQ Stock Market LLC, which indicated that because the Staff believes that the Company's Plan of Arrangement with NexGen Biofuels, Inc., which closed on December 31, 2007, constituted a reverse merger, the surviving entity is required to submit an initial listing application and satisfy Nasdaq's initial listing standards. On September 7, 2007, NexGen Biofuels, Ltd. submitted its listing application. However, the application was not approved because, among other things, the Company did not meet the minimum $4 bid price requirement for initial listing. Accordingly, the Company's securities will be delisted from The NASDAQ Stock Market. In that regard, unless the Company requests an appeal of this determination, NASDAQ will suspend trading of the Company's securities on the Capital Market at the opening of business on January 16, 2008.

In response, the Company intends to timely request a hearing before a NASDAQ Listing Qualifications Panel to address the Staff Determination and seek continued listing in accordance with applicable NASDAQ rules. The Company's hearing request will stay any delisting action pending the issuance of a decision by the Panel following the hearing.

In the event that the Company's appeal is unsuccessful, the Company believes that its ordinary shares will be eligible for trading on the OTC Bulletin Board, subject to the filing of a Form 211 by a market maker.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

     99.1 Press Release dated January 10, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Healthcare Technologies Ltd.


                                                    By: /s/ Eran Rotem
                                                    ------------------
                                                    Eran Rotem
                                                    Chief Financial Officer

Dated: January 10, 2008